                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


Available Amount to Note Holders:                                                                  6,518,239.76

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                             -
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                        46,656.75
            (b) Servicer Fees from current and prior Collection Period                                56,525.58
            (c) Servicing Charges inadvertantly deposited in Collection Account                               -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             14,117.42
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                           -
            Class A-2 Note Interest                                                                           -
            Class A-3 Note Interest                                                                  228,533.37
            Class A-4 Note Interest                                                                  331,522.69

(viii)      Class B-1 Note Interest                                                                   16,090.35
(ix)        Class B-2 Note Interest                                                                   10,423.65
(x)         Class B-3 Note Interest                                                                   13,683.37
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                           -
            Class A-2 Principal Distribution Amount                                                           -
            Class A-3 Principal Distribution Amount                                                5,501,286.95
            Class A-4 Principal Distribution Amount                                                           -
(xii)       Note Insurer Reimbursement Amount                                                                  -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            119,593.20
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             59,796.59
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            119,593.20
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                              -
(xviii)     Remaining Amount to Residual Holder                                                               -


            Reviewed By:



            ---------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 2000


                    Initial        Beginning          Base           Additional         Total            Ending           Ending
                   Principal       Principal        Principal        Principal        Principal         Principal       Certificate
   Class            Balance         Balance        Distribution     Distribution     Distribution        Balance          Factor
-------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
Class A-1        70,687,140.00               --               --               --               --               --        0.0000000
Class A-2        53,856,869.00               --               --               --               --               --        0.0000000
Class A-3        52,510,447.00    50,319,274.55     5,501,286.95               --     5,501,286.95    44,817,987.60        0.8535061
Class A-4        70,687,140.00    70,687,140.00                                --               --    70,687,140.00        1.0000000
                --------------   --------------   --------------   --------------   --------------   --------------   --------------
 Total Class A  247,741,596.00   121,006,414.55     5,501,286.95               --     5,501,286.95   115,505,127.60        0.4662323

Class B-1         5,385,687.00     2,630,574.29       119,593.20               --       119,593.20     2,510,981.10        0.4662323
Class B-2         2,692,843.00     1,315,286.90        59,796.59               --        59,796.59     1,255,490.31        0.4662323
Class B-3         5,385,687.00     2,630,574.30       119,593.20               --       119,593.20     2,510,981.10        0.4662323
                --------------   --------------   --------------   --------------   --------------   --------------
 Total          261,205,813.00   127,582,850.04     5,800,269.93               --     5,800,269.93   121,782,580.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2000                                    1,615,145.39
     Investment earnings on amounts in Collection Account                                  10,604.93
     Payments due Collection Account from last 3 business days of Collection Period     1,475,134.68
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     3,417,354.76
                                                                                      --------------
     Available Funds on Payment Date                                                    6,518,239.76
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,518,239.76
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,518,239.76
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    46,656.75
     Unreimbursed Servicer Advances paid                                                   46,656.75
                                                                                      --------------
     Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,471,583.01
SERVICER FEES
     Servicer Fees due                                                                     56,525.58
     Servicer Fees paid                                                                    56,525.58
                                                                                      --------------
     Servicer Fees remaining unpaid                                                               --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,415,057.43
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,415,057.43
PREMIUM AMOUNT
     Premium Amount due                                                                    14,117.42
     Premium Amount paid                                                                   14,117.42
                                                                                      --------------
     Premium Amount remaining unpaid                                                              --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,400,940.02
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                      --------------
     Indenture Trustee Fee remaining unpaid                                                       --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,400,523.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
     Indenture Trustee Expenses unpaid                                                            --

  REMAINING AVAILABLE FUNDS                                                             6,400,523.35
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      --
     Class A-2 Note Interest                                                                      --
     Class A-3 Note Interest                                                              228,533.37
     Class A-4 Note Interest                                                              331,522.69
                                                                                      --------------
     Total Class A Interest due                                                           560,056.06
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,840,467.29
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                           16,090.35
     Class B-1 Note Interest paid                                                          16,090.35
                                                                                      --------------
     Class B-1 Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,824,376.95
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                           10,423.65
     Class B-2 Note Interest paid                                                          10,423.65
                                                                                      --------------
     Class B-2 Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,813,953.30
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                           13,683.37
     Class B-3 Note Interest paid                                                          13,683.37
                                                                                      --------------
     Class B-3 Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,800,269.93
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     5,501,286.95
     Class A Note Principal Balance as of preceding Payment Date                      121,006,414.55
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    5,501,286.95
                                                                                      --------------
     Class A Base Principal Distribution Amount remaining unpaid                                  --

     Class A-1 Note Principal Balance as of preceding Payment Date                                --
     Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                      --------------

     Remaining Class A Base Principal Distribution Amount                               5,501,286.95
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


     Class A-2 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                          --

     Remaining Class A Base Principal Distribution Amount                               5,501,286.95
                                                                                      --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                     50,319,274.55
     Class A-3 Base Principal Distribution Amount paid                                  5,501,286.95
                                                                                      --------------
     Class A-3 Note Principal Balance after distribution on Payment Date               44,817,987.60

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
     Class A-4 Note Principal Balance after distribution on Payment Date               70,687,140.00

  REMAINING AVAILABLE FUNDS                                                               298,982.98

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                        --
     Note Insurer Reimbursement Amount paid                                                       --
                                                                                      --------------
     Note Insurer Reimbursement Amount remaining unpaid                                           --
  REMAINING AVAILABLE FUNDS                                                               298,982.98

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      2,630,574.29
     Class B-1 Base Principal Distribution due                                            119,593.20
     Class B-1 Base Principal Distribution paid                                           119,593.20
                                                                                      --------------
     Class B-1 Base Principal Distribution remaining unpaid                                       --
     Class B-1 Note Principal Balance after distribution on Payment Date                2,510,981.10

  REMAINING AVAILABLE FUNDS                                                               179,389.78

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                      1,315,286.90
     Class B-2 Base Principal Distribution due                                             59,796.59
     Class B-2 Base Principal Distribution paid                                            59,796.59
                                                                                      --------------
     Class B-2 Base Principal Distribution remaining unpaid                                       --
     Class B-2 Note Principal Balance after distribution on Payment Date                1,255,490.31
  REMAINING AVAILABLE FUNDS                                                               119,593.20
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                      2,630,574.30
     Class B-3 Base Principal Distribution due                                            119,593.20
     Class B-3 Base Principal Distribution paid                                           119,593.20
                                                                                      --------------
     Class B-3 Base Principal Distribution remaining unpaid                                     0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                2,510,981.10
  REMAINING AVAILABLE FUNDS                                                                       --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                      --------------
     Remaining Indenture Trustee Expenses unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                       --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     --
     Other Amounts Due Servicer under Servicing Agreement paid                                    --
                                                                                      --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                        --
  REMAINING AVAILABLE FUNDS                                                                       --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                           135,661,380.04
      ADCPB, end of Collection Period                                                 129,861,110.11
                                                                                      --------------
      Base Principal Amount                                                             5,800,269.93

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                   4,139,417.76
      Servicing Advances collected during the current Collection Period                 4,092,761.01
                                                                                      --------------
        Unreimbursed Servicing Advances as of current Determination Date                   46,656.75

CALCULATION OF INTEREST DUE

                   Beginning                            Current                           Total
                   Principal         Interest          Interest         Overdue          Interest
      Class         Balance            Rate              Due            Interest           Due
    ---------   --------------    --------------    --------------   --------------   --------------
    Class A-1               --            5.2150%               --               --               --
    Class A-2               --            5.4900%               --               --               --
    Class A-3    50,319,274.55            5.4500%       228,533.37               --       228,533.37
    Class A-4    70,687,140.00            5.6280%       331,522.69               --       331,522.69
    Class B-1     2,630,574.29            7.3400%        16,090.35               --        16,090.35
    Class B-2     1,315,286.90            9.5100%        10,423.65               --        10,423.65
    Class B-3     2,630,574.30            6.2420%        13,683.37               --        13,683.37
                --------------    --------------    --------------   --------------   --------------
                127,582,850.04            5.6458%       600,253.42               --       600,253.42

CALCULATION OF PRINCIPAL DUE

                     Base              Base                              Total
                   Principal         Principal        Overdue          Principal
      Class       Amount Pct.         Amount         Principal            Due
    ---------   --------------    --------------   --------------   --------------
    Class A             94.845%     5,501,286.95               --     5,501,286.95
    Class B-1            2.062%       119,593.20               --       119,593.20
    Class B-2            1.031%        59,796.59               --        59,796.59
    Class B-3            2.062%       119,593.20               --       119,593.20
                                  --------------   --------------   --------------
                                    5,800,269.93               --     5,800,269.93

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 135,661,380.04
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Servicer Fee due current period                                                             56,525.58
      Prior Servicer Fee arrearage                                                                       --
                                                                                             --------------
      Servicer Fee due                                                                            56,525.58

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             121,006,414.55
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                           14,117.42
      Prior Premium Amount arrearage                                                                     --
                                                                                             --------------
      Total Premium Amount due                                                                    14,117.42

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             --------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             --------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2000



RESTRICTING EVENT DETERMINATION:

                                                                                                       Yes/No
                                                                                                       ------
    A) Event of Servicer Termination (Yes/No)                                                            No
    B) Note Insurer has Made a Payment (Yes/No)                                                          No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                      No
    D) Delinquency Trigger Event has Occurred (Yes/No)                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                       Yes/No
                                                                                                       ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                       No
    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
    Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may
    be.                                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                           Event                                                           Yes/No
    ----------                         ------                                                          ------
    6.01(i)      Failure to make payment required                                                        No
    6.01(ii)     Failure to submit Monthly Statement                                                     No
    6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                     No
    6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                           No
    6.01(v)      Servicer files a voluntary petition for bankruptcy                                      No
    6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                No
    6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement               No
    6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 2000


Gross Charge Event Calculation:

                                                                   Result
                                                               --------------
Gross Charge Off Ratio Current Period                                    1.91%
Gross Charge Off Ratio Prior Period                                      0.49%
Gross Charge Off Ratio Second Prior Period                               0.04%
                                                               --------------
Average of Gross Charge Off Ratio for Three Periods                      0.81%
Maximum Allowed                                                          2.50%

    Gross Charge Off Ratio:

                                                                                        Gross Charge
                            ADCPB of                                                      Off Ratio
                          All Defaulted      Less                       End of Month    Charge Offs/
                            Contracts     Recoveries     Charge Offs       ADCPB            ADCPB
                          ------------   ------------   ------------   --------------   ------------
    Current Period          325,484.88     119,152.18     206,332.70   129,861,110.11           1.91%
    Prior Period            259,909.49     204,422.77      55,486.72   135,661,380.04           0.49%
    Second Prior Period     207,725.17     202,904.22       4,820.95   141,865,112.66           0.04%


Delinquency Event Calculation:

                                                                   Result
                                                               --------------
    Delinquency Trigger Ratio Current Period                             4.01%
    Delinquency Trigger Ratio Prior Period                               3.96%
    Delinquency Trigger Ratio Second Prior Period                        3.47%
                                                               --------------
    Average of Delinquency Trigger Ratios                                3.82%
    Maximum Allowed                                                      7.50%

    Delinquency Trigger Ratio:

                                   A                     B                    A/B
                                  ---                   ---                  -----
                                ADCPB of             ADCPB of
                          Contract > 30 Days       All Contracts      Delinquency Trigger
                                Past Due          As of Month-End            Ratio:
                          -------------------   -------------------   -------------------
    Current Period               5,315,320.08        132,549,329.47                  4.01%
    Prior Period                 5,375,299.17        135,661,380.03                  3.96%
    Second Prior Period          5,013,263.34        144,311,900.96                  3.47%

                                 ADCPB           Delinquency Ratio
                          -------------------   -------------------
    Current                       127,234,009                 95.99%
    31-60 Days Past Due             2,651,348                  2.00%
    61-90 Days Past Due             1,358,149                  1.02%
    91+ Days Past Due               1,305,823                  0.99%
                          -------------------   -------------------
    TOTAL                         132,549,329                100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                    269,284,343.00
    Maximum Substitution (10% of Initial)                        26,928,434.30

    Prior month Cumulative ADCPB Substituted                      4,786,235.22
    Current month ADCPB Substituted                                         --
                                                              ----------------
    Cumulative ADCPB Substituted                                  4,786,235.22

                                                                     EXHIBIT 1.1



FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


Available Amount to Note Holders:                                                                   7,344,417.75

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                               -
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                         71,144.13
            (b) Servicer Fees from current and prior Collection Period                                 72,626.54
            (c) Servicing Charges inadvertantly deposited in Collection Account                                -
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                               22,818.79
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       -
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                            -
            Class A-2 Note Interest                                                                   110,286.72
            Class A-3 Note Interest                                                                   221,916.32
            Class A-4 Note Interest                                                                   401,672.54

(viii)     Class B-1 Note Interest                                                                     18,736.92
(ix)       Class B-2 Note Interest                                                                     14,158.99
(x)        Class B-3 Note Interest                                                                     11,210.97
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                            -
            Class A-2 Principal Distribution Amount                                                 6,116,856.94
            Class A-3 Principal Distribution Amount                                                            -
            Class A-4 Principal Distribution Amount                                                            -
(xii)      Note Insurer Reimbursement Amount                                                                   -
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              132,975.16
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               66,487.58
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               83,109.48
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       -
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                                -
(xviii)    Remaining Amount to Residual Holder                                                              0.00


           Reviewed By:



           -----------------------------------------------------------
           Sandy B. Ho
           Executive Vice President  & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 2000


                    Initial         Beginning         Base           Additional         Total            Ending           Ending
                   Principal        Principal       Principal        Principal        Principal         Principal      Certificate
   Class            Balance          Balance       Distribution     Distribution     Distribution        Balance          Factor
-------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
Class A-1        70,688,994.00               --               --               --               --               --        0.0000000
Class A-2        57,258,085.00    24,283,314.24     6,116,856.94               --     6,116,856.94    18,166,457.30        0.3172732
Class A-3        48,068,516.00    48,068,516.00               --               --               --    48,068,516.00        1.0000000
Class A-4        84,119,903.00    84,119,903.00               --               --               --    84,119,903.00        1.0000000
                --------------   --------------   --------------   --------------   --------------   --------------   --------------
 Total Class A  260,135,498.00   156,471,733.24     6,116,856.94               --     6,116,856.94   150,354,876.30        0.5779868

Class B-1         5,655,120.00     3,401,559.71       132,975.16               --       132,975.16     3,268,584.54        0.5779868
Class B-2         2,827,560.00     1,700,779.85        66,487.58               --        66,487.58     1,634,292.27        0.5779868
Class B-3         3,534,450.00     2,125,974.82        83,109.48               --        83,109.48     2,042,865.34        0.5779868
                --------------   --------------   --------------   --------------   --------------   --------------
 Total          272,152,628.00   163,700,047.62     6,399,429.16               --     6,399,429.16   157,300,618.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2000                                      1,034,971.69
     Investment earnings on amounts in Collection Account                                    11,490.84
     Payments due Collection Account from last 3 business days of Collection Period       1,322,390.73
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                       4,975,564.49
                                                                                      ----------------
      Available Funds on Payment Date                                                     7,344,417.75
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,344,417.75
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,344,417.75
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      71,144.13
     Unreimbursed Servicer Advances paid                                                     71,144.13
                                                                                      ----------------
      Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,273,273.62
SERVICER FEES
     Servicer Fees due                                                                       72,626.54
     Servicer Fees paid                                                                      72,626.54
                                                                                      ----------------
      Servicer Fees remaining unpaid                                                                --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,200,647.08
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,200,647.08
PREMIUM AMOUNT
     Premium Amount due                                                                      22,818.79
     Premium Amount paid                                                                     22,818.79
                                                                                      ----------------
      Premium Amount remaining unpaid                                                               --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,177,828.29
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                      ----------------
      Indenture Trustee Fee remaining unpaid                                                        --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               7,177,411.62

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                      ----------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                      ----------------
      Indenture Trustee Expenses unpaid                                                             --

  REMAINING AVAILABLE FUNDS                                                               7,177,411.62
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                        --
     Class A-2 Note Interest                                                                110,286.72
     Class A-3 Note Interest                                                                221,916.32
     Class A-4 Note Interest                                                                401,672.54
                                                                                      ----------------
      Total Class A Interest due                                                            733,875.57
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               6,443,536.05
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                             18,736.92
     Class B-1 Note Interest paid                                                            18,736.92
                                                                                      ----------------
      Class B-1 Note Interest remaining unpaid                                                      --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               6,424,799.13
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                             14,158.99
     Class B-2 Note Interest paid                                                            14,158.99
                                                                                      ----------------
      Class B-2 Note Interest remaining unpaid                                                      --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               6,410,640.13
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                             11,210.97
     Class B-3 Note Interest paid                                                            11,210.97
                                                                                      ----------------
      Class B-3 Note Interest remaining unpaid                                                      --
                                                                                      ----------------
  REMAINING AVAILABLE FUNDS                                                               6,399,429.16
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                       6,116,856.94
     Class A Note Principal Balance as of preceding Payment Date                        156,471,733.24
                                                                                      ----------------
     Class A Base Principal Distribution Amount paid                                      6,116,856.94
                                                                                      ----------------
      Class A Base Principal Distribution Amount remaining unpaid                                   --

     Class A-1 Note Principal Balance as of preceding Payment Date                                  --
     Class A-1 Base Principal Distribution Amount paid                                              --
                                                                                      ----------------
      Class A-1 Note Principal Balance after distribution on Payment Date                           --

     Remaining Class A Base Principal Distribution Amount                                 6,116,856.94
                                                                                      ----------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                       24,283,314.24
     Class A-2 Base Principal Distribution Amount paid                                    6,116,856.94
                                                                                      ----------------
      Class A-2 Note Principal Balance after distribution on Payment Date                18,166,457.30

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                      ----------------

     Class A-3 Note Principal Balance as of preceding Payment Date                       48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                              --
                                                                                      ----------------
      Class A-3 Note Principal Balance after distribution on Payment Date                48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                      ----------------

     Class A-4 Note Principal Balance as of preceding Payment Date                       84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                      ----------------
      Class A-4 Note Principal Balance after distribution on Payment Date                84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                 282,572.22

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                          --
     Note Insurer Reimbursement Amount paid                                                         --
                                                                                      ----------------
     Note Insurer Reimbursement Amount remaining unpaid                                             --
  REMAINING AVAILABLE FUNDS                                                                 282,572.22

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                        3,401,559.71
     Class B-1 Base Principal Distribution due                                              132,975.16
     Class B-1 Base Principal Distribution paid                                             132,975.16
                                                                                      ----------------
      Class B-1 Base Principal Distribution remaining unpaid                                        --
      Class B-1 Note Principal Balance after distribution on Payment Date                 3,268,584.54

  REMAINING AVAILABLE FUNDS                                                                 149,597.06

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                        1,700,779.85
     Class B-2 Base Principal Distribution due                                               66,487.58
     Class B-2 Base Principal Distribution paid                                              66,487.58
                                                                                      ----------------
      Class B-2 Base Principal Distribution remaining unpaid                                        --
      Class B-2 Note Principal Balance after distribution on Payment Date                 1,634,292.27
  REMAINING AVAILABLE FUNDS                                                                  83,109.48
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                        2,125,974.82
     Class B-3 Base Principal Distribution due                                               83,109.48
     Class B-3 Base Principal Distribution paid                                              83,109.48
                                                                                      ----------------
      Class B-3 Base Principal Distribution remaining unpaid                                        --
      Class B-3 Note Principal Balance after distribution on Payment Date                 2,042,865.34
  REMAINING AVAILABLE FUNDS                                                                       0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                      ----------------
      Remaining Indenture Trustee Expenses unpaid                                                   --
  REMAINING AVAILABLE FUNDS                                                                       0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                      ----------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
  REMAINING AVAILABLE FUNDS                                                                       0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                             174,303,685.71
      ADCPB, end of Collection Period                                                   167,904,256.55
                                                                                      ----------------
       Base Principal Amount                                                              6,399,429.16

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                     5,464,917.24
      Servicing Advances collected during the current Collection Period                   5,393,773.11
                                                                                      ----------------
       Unreimbursed Servicing Advances as of current Determination Date                      71,144.13

CALCULATION OF INTEREST DUE

                   Beginning                           Current                             Total
                   Principal         Interest          Interest          Overdue         Interest
      Class         Balance            Rate              Due            Interest            Due
    ---------   --------------    --------------    --------------   --------------   --------------
    Class A-1               --            4.9670%               --               --               --
    Class A-2    24,283,314.24            5.4500%       110,286.72               --       110,286.72
    Class A-3    48,068,516.00            5.5400%       221,916.32               --       221,916.32
    Class A-4    84,119,903.00            5.7300%       401,672.54               --       401,672.54
    Class B-1     3,401,559.71            6.6100%        18,736.92               --        18,736.92
    Class B-2     1,700,779.85            9.9900%        14,158.99               --        14,158.99
    Class B-3     2,125,974.82            6.3280%        11,210.97               --        11,210.97
                --------------    --------------    --------------   --------------   --------------
                163,700,047.62            5.7030%       777,982.46               --       777,982.46

CALCULATION OF PRINCIPAL DUE

                     Base              Base                              Total
                   Principal         Principal        Overdue          Principal
      Class       Amount Pct.         Amount         Principal            Due
    ---------   --------------    --------------   --------------   --------------
    Class A             95.584%     6,116,856.94               --     6,116,856.94
    Class B-1            2.078%       132,975.16               --       132,975.16
    Class B-2            1.039%        66,487.58               --        66,487.58
    Class B-3            1.299%        83,109.48             0.00        83,109.48
                                  --------------   --------------   --------------
                                    6,399,429.16             0.00     6,399,429.16

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                  174,303,685.71
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Servicer Fee due current period                                                              72,626.54
      Prior Servicer Fee arrearage                                                                        --
                                                                                             ---------------
      Servicer Fee due                                                                             72,626.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              156,471,733.24
      Premium Rate                                                                                     0.175%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Premium Amount due Current Period                                                            22,818.79
      Prior Premium Amount arrearage                                                                      --
                                                                                             ---------------
       Total Premium Amount due                                                                    22,818.79

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2000



RESTRICTING EVENT DETERMINATION:

                                                                                                           Yes/No
                                                                                                           ------
     A) Event of Servicer Termination (Yes/No)                                                               No
     B) Note Insurer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                         No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                           Yes/No
                                                                                                           ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                          No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on depositing the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                              Yes/No
     -------                            ------                                                             ------
     6.01(i)     Failure to make payment required                                                            No
     6.01(ii)    Failure to submit Monthly Statement                                                         No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                         No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                               No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                          No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                                 No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                   No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 2000


Gross Charge Event Calculation:

                                                              Result
                                                          --------------
    Gross Charge Off Ratio Current Period                           0.53%
    Gross Charge Off Ratio Prior Period                             2.76%
    Gross Charge Off Ratio Second Prior Period                      0.55%
                                                          --------------
     Average of Gross Charge Off Ratio for Three Periods            1.28%
    Maximum Allowed                                                 2.50%

    Gross Charge Off Ratio:

                                                                                                   Gross Charge
                                 ADCPB of                                                            Off Ratio
                               All Defaulted       Less                           End of Month     Charge Offs/
                                 Contracts       Recoveries       Charge Offs        ADCPB            ADCPB
                              --------------   --------------   --------------   --------------   --------------
        Current Period            185,064.71       110,264.46        74,800.25   167,904,256.55             0.53%
        Prior Period              477,532.93        76,725.98       400,806.95   174,303,685.71             2.76%
        Second Prior Period       214,892.40       131,987.05        82,905.35   180,248,409.68             0.55%


Delinquency Event Calculation:

                                                              Results
                                                          --------------
    Delinquency Trigger Ratio Current Period                        4.37%
    Delinquency Trigger Ratio Prior Period                          3.95%
    Delinquency Trigger Ratio Second Prior Period                   4.82%
                                                          --------------
    Average of Delinquency Trigger Ratios                           4.38%
    Maximum Allowed                                                 7.50%

    Delinquency Trigger Ratio:

                                A                  B                  A/B
                               ---                ---                 ---
                             ADCPB of          ADCPB of
                        Contract > 30 Days   All Contracts      Delinquency Trigger
                             Past Due       As of Month-End           Ratio:
                        ------------------  ---------------     -------------------
    Current Period         7,502,153.06      171,771,327.79            4.37%
    Prior Period           6,893,680.14      174,303,685.70            3.95%
    Second Prior Period    8,855,823.31      183,708,031.20            4.82%

                               ADCPB           Delinquency Ratio
                               -----           -----------------
    Current                 164,269,175             95.63%
    31-60 Days Past Due       4,051,000              2.36%
    61-90 Days Past Due       1,878,866              1.09%
    91+ Days Past Due         1,572,287              0.92%
                            -----------            ------
    TOTAL                   171,771,328            100.00%

Substitution Limits

        ADCPB as of Cut-Off Date                          226,204,781.43
        Maximum Substitution (10% of Initial)              22,620,478.14

        Prior month Cumulative ADCPB Substituted           16,217,900.82
        Current month ADCPB Substituted                       340,946.28
                                                          --------------
        Cumulative ADCPB Substituted                       16,558,847.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


Available Amount to Note Holders:                                                               4,117,435.07
Reserve Account balance, beginning                                                              1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)    Aggregate of:
          (a) Unreimbursed Servicer Advances                                                       32,300.84
          (b) Servicer Fees from current and prior Collection Period                               58,963.28
          (c) Servicing Charges inadvertantly deposited in Collection Account                             --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                         --
          Class A-2 Note Interest                                                                 159,621.25
          Class A-3 Note Interest                                                                 105,098.57
          Class A-4 Note Interest                                                                 360,555.57
(vii)    Class B Note Interest                                                                     80,917.25
(viii)   Class C Note Interest                                                                     60,311.47
(ix)     Class D Note Interest                                                                     18,411.47

(x)      Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                         --
          Class A-2 Principal Distribution Amount                                               2,692,053.75
          Class A-3 Principal Distribution Amount                                                         --
          Class A-4 Principal Distribution Amount                                                         --
(xi)     Class B Base Principal Distribution Amount                                               254,431.91
(xii)    Class C Base Principal Distribution Amount                                               172,357.10
(xiii)   Class D Base Principal Distribution Amount                                                41,037.40
(xv)     Class E Note Interest                                                                     13,611.22
(xvi)    Class E Principal Distribution Amount                                                     44,320.40
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                                       --
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)     Remaining Amount to Residual Holder                                                       23,026.93


Reserve Account balance, ending                                                                 1,751,034.78

Disbursements from Reserve Account:
         Interest earned on Reserve Account to Residual Holder                                      9,629.52

         Reviewed By:




         -----------------------------------------------------------------------
         E. ROGER GEBHART
         EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2000                                      580,206.53
     Investment earnings on amounts in Collection Account                                   8,297.67
     Payments due Collection Account from last 3 business days of Collection Period       668,578.21
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     2,860,352.66
                                                                                        ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                    4,117,435.07
     Reserve Account balance                                                            1,751,034.78
                                                                                        ------------
     TOTAL AVAILABLE FUNDS                                                              5,868,469.85

Initial Unpaid Amounts inadvertantly deposited in Collection Account                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,868,469.85

Indemnity Payments paid inadvertantly deposited in Collection Account                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,868,469.85

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    32,300.84
     Unreimbursed Servicer Advances paid                                                   32,300.84
                                                                                        ------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,836,169.01

SERVICER FEES
     Servicer Fees due                                                                     58,963.28
     Servicer Fees paid                                                                    58,963.28
                                                                                        ------------
       Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,777,205.73

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,777,205.73

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,776,789.07

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                        ------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                        ------------
       Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                             5,776,789.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                       --
     Class A-2 Note Interest                                               159,621.25
     Class A-3 Note Interest                                               105,098.57
     Class A-4 Note Interest                                               360,555.57
       Total Class A Interest due                                          625,275.39
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              5,151,513.68

CLASS B NOTE INTEREST
     Class B Note Interest due                                              80,917.25
     Class B Note Interest paid                                             80,917.25
                                                                       --------------
       Class B Note Interest remaining unpaid                                      --
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              5,070,596.42

CLASS C NOTE INTEREST
     Class C Note Interest due                                              60,311.47
     Class C Note Interest paid                                             60,311.47
                                                                       --------------
       Class C Note Interest remaining unpaid                                      --
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              5,010,284.96

CLASS D NOTE INTEREST
     Class D Note Interest due                                              18,411.47
     Class D Note Interest paid                                             18,411.47
                                                                       --------------
       Class D Note Interest remaining unpaid                                      --
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              4,991,873.49

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                      2,627,444.46
     Class A Note Principal Balance as of preceding Payment Date       110,461,261.38
                                                                       --------------
     Class A Base Principal Distribution Amount paid                     2,627,444.46
                                                                       --------------
       Class A Base Principal Distribution Amount remaining unpaid                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                 --
     Class A-1 Base Principal Distribution Amount paid                             --
                                                                       --------------
       Class A-1 Note Principal Balance after distribution                         --
                                                                       --------------
     Remaining Class A Base Principal Distribution Amount                2,627,444.46
                                                                       --------------
     Class A-2 Note Principal Balance as of preceding Payment Date      29,651,006.38
     Class A-2 Base Principal Distribution Amount paid                   2,627,444.46
                                                                       --------------
       Class A-2 Note Principal Balance after distribution              27,023,561.92
     Remaining Class A Base Principal Distribution Amount                          --
                                                                       --------------
     Class A-3 Note Principal Balance as of preceding Payment Date      18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                             --
                                                                       --------------
       Class A-3 Note Principal Balance after distribution              18,823,624.00
     Remaining Class A Base Principal Distribution Amount                          --
                                                                       --------------
     Class A-4 Note Principal Balance as of preceding Payment Date      61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                             --
                                                                       --------------
       Class A-4 Note Principal Balance after distribution              61,986,631.00
  REMAINING AVAILABLE FUNDS                                              2,364,429.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date             13,338,008.98
     Class B Base Principal Distribution due                                    248,325.54
     Class B Base Principal Distribution paid                                   248,325.54
                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                             --
       Class B Note Principal Balance after distribution on Payment Date     13,089,683.44
  REMAINING AVAILABLE FUNDS                                                   2,116,103.49

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date              9,035,425.53
     Class C Base Principal Distribution due                                    168,220.53
     Class C Base Principal Distribution paid                                   168,220.53
                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                             --
       Class C Note Principal Balance after distribution on Payment Date      8,867,205.00
  REMAINING AVAILABLE FUNDS                                                   1,947,882.96

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date              2,151,291.22
     Class D Base Principal Distribution due                                     40,052.51
     Class D Base Principal Distribution paid                                    40,052.51
                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                             --
       Class D Note Principal Balance after distribution on Payment Date      2,111,238.72
  REMAINING AVAILABLE FUNDS                                                   1,907,830.45

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                              --
     Class A-1 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                              --
  Remaining Available Funds                                                   1,907,830.45
                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                   27,023,561.92
     Class A-2 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                   27,023,561.92
  Remaining Available Funds                                                   1,907,830.45
                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                   18,823,624.00
     Class A-3 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                   18,823,624.00
  Remaining Available Funds                                                   1,907,830.45
                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                   61,986,631.00
     Class A-4 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                   61,986,631.00
  REMAINING AVAILABLE FUNDS                                                   1,907,830.45

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                     13,089,683.44
     Class B Reallocated Principal Distribution paid                                    --
                                                                             -------------
       Class B Note Principal Balance after Reallocation                     13,089,683.44
  REMAINING AVAILABLE FUNDS                                                   1,907,830.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                      8,867,205.00
     Class C Reallocated Principal Distribution paid                                    --
                                                                             -------------
       Class C Note Principal Balance after Reallocation                      8,867,205.00
  REMAINING AVAILABLE FUNDS                                                   1,907,830.45

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                      2,111,238.72
     Class D Reallocated Principal Distribution paid                                    --
       Class D Note Principal Balance after Reallocation                      2,111,238.72
  REMAINING AVAILABLE FUNDS                                                   1,907,830.45

CLASS E NOTE INTEREST
     Class E Note Interest due                                                   13,611.22
     Class E Note Interest paid                                                  13,611.22
                                                                             -------------
       Class E Note Interest remaining unpaid                                           --
                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                   1,894,219.23

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date              2,323,395.08
     Class E Base Principal Distribution due                                     43,256.71
     Class E Base Principal Distribution paid                                    43,256.71
                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                             --
       Class E Note Principal Balance after distribution on Payment Date      2,280,138.37
  REMAINING AVAILABLE FUNDS                                                   1,850,962.52

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                      2,280,138.37
     Class E Reallocated Principal Distribution paid                                    --
       Class E Note Principal Balance after Reallocation                      2,280,138.37
  REMAINING AVAILABLE FUNDS                                                   1,850,962.52

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                       --
     Class A-1 Supplemental Principal Distribution                                      --
                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                              --
  Remaining Available Funds                                                   1,850,962.52
                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal            27,023,561.92
     Class A-2 Supplemental Principal Distribution                               64,609.29
                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                   26,958,952.63
  Remaining Available Funds                                                   1,786,353.23
                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal            18,823,624.00
     Class A-3 Supplemental Principal Distribution                                      --
                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                   18,823,624.00
  Remaining Available Funds                                                   1,786,353.23
                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal            61,986,631.00
     Class A-4 Supplemental Principal Distribution                                      --
                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                   61,986,631.00
  REMAINING AVAILABLE FUNDS                                                   1,786,353.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal     13,089,683.44
     Class B Supplemental Principal Distribution paid                    6,106.37
                                                                    -------------
       Class B Note Principal Balance after Supplemental            13,083,577.07
  REMAINING AVAILABLE FUNDS                                          1,780,246.86

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal      8,867,205.00
     Class C Supplemental Principal Distribution paid                    4,136.57
                                                                    -------------
       Class C Note Principal Balance after Supplemental             8,863,068.43
  REMAINING AVAILABLE FUNDS                                          1,776,110.29

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal      2,111,238.72
     Class D Supplemental Principal Distribution paid                      984.90
                                                                    -------------
       Class D Note Principal Balance after Supplemental             2,110,253.82
  REMAINING AVAILABLE FUNDS                                          1,775,125.40

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal      2,280,138.37
     Class E Supplemental Principal Distribution paid                    1,063.69
                                                                    -------------
       Class E Note Principal Balance after Supplemental             2,279,074.68
  REMAINING AVAILABLE FUNDS                                          1,774,061.71

RESERVE FUND
     Required Reserve Fund Amount                                    1,751,034.78
     Reserve Account Balance, Ending                                 1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                    0.00
                                                                    -------------
  REMAINING AVAILABLE FUNDS                                             23,026.93

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                               --
     Remaining Indenture Trustee Expenses paid                                 --
                                                                    -------------
       Remaining Indenture Trustee Expenses unpaid                             --
  REMAINING AVAILABLE FUNDS                                             23,026.93

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                              23,026.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      141,511,865.20
     ADCPB, end of Collection Period                                                            138,307,664.64
                                                                                               ---------------
       Base Principal Amount                                                                      3,204,200.56

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              3,039,790.68
     Servicing Advances collected during the current Collection Period                            3,007,489.84
                                                                                               ---------------
       Unreimbursed Servicing Advances as of current Determination Date                              32,300.84



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     141,511,865.20
     Servicer Fee Rate                                                                                   0.500%
     One-twelfth                                                                                          1/12
                                                                                               ---------------
     Servicer Fee due current period                                                                 58,963.28
     Prior Servicer Fee arrearage                                                                           --
                                                                                               ---------------
     Servicer Fee due                                                                                58,963.28


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           416.67
     Prior Indenture Trustee Fee arrearage                                                                  --
                                                                                               ---------------
     Total Indenture Trustee Fee due                                                                    416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                         --
     Prior Indenture Trustee Expenses arrearage                                                             --
                                                                                               ---------------
     Total Indenture Trustee Expenses due                                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                  --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                 --
                                                                                               ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                             --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
   Current                                                                     137,286,168.58            97.49%
     31 - 60 days past due                                                       2,007,330.10             1.43%
     61 - 90 days past due                                                         716,291.86             0.51%
     91+ days past due                                                             808,660.94             0.57%
                                                                               --------------
                                                                                                140,818,451.48

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                               215,132.33
     Less Recoveries                                                                                238,411.81
                                                                                               ---------------
     Total Charge Offs for the period                                                               (23,279.48)

     End of Month ADCPB                                                                         138,307,664.64
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                    (0.02)%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                      Beginning
                   Initial            of Period          Interest                               Interest
   Class           Balance             Balance             Rate            Interest Due           Paid
   -----        --------------     --------------     --------------      --------------     --------------
    A-1          30,818,212.00               0.00              5.855%               0.00               0.00
    A-2          31,956,385.00      29,651,006.38              6.460%         159,621.25         159,621.25
    A-3          18,823,624.00      18,823,624.00              6.700%         105,098.57         105,098.57
    A-4          61,986,631.00      61,986,631.00              6.980%         360,555.57         360,555.57
                --------------     --------------     --------------      --------------     --------------
  Class A       143,584,852.00     110,461,261.38               6.79%         625,275.39         625,275.39
                --------------     --------------     --------------      --------------     --------------
     B           13,570,520.00      13,338,008.98              7.280%          80,917.25          80,917.25
     C            9,192,933.00       9,035,425.53              8.010%          60,311.47          60,311.47
     D            2,188,793.00       2,151,291.22             10.270%          18,411.47          18,411.47
     E            2,363,897.00       2,323,395.08              7.030%          13,611.22          13,611.22
                --------------     --------------     --------------      --------------     --------------
Total Notes     170,900,995.00     137,309,382.20               6.98%         798,526.80         798,526.80
                --------------     --------------     --------------      --------------     --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning         (Monthly)     (Reallocated)    (Supplemental)       Total             End            Ending
                  of Period         Principal       Principal         Principal        Principal        of Period     Certificate
   Class           Balance            Paid            Paid              Paid             Paid            Balance         Factor
   -----        --------------   --------------   --------------   --------------   --------------   --------------   -----------
    A-1                   0.00             0.00             0.00             0.00             0.00             0.00     0.0000000
    A-2          29,651,006.38     2,627,444.46             0.00        64,609.29     2,692,053.75    26,958,952.63     0.8436171
    A-3          18,823,624.00             0.00             0.00             0.00             0.00    18,823,624.00     1.0000000
    A-4          61,986,631.00             0.00             0.00             0.00             0.00    61,986,631.00     1.0000000
                --------------   --------------   --------------   --------------   --------------   --------------
  Class A       110,461,261.38     2,627,444.46             0.00        64,609.29     2,692,053.75   107,769,207.63
                --------------   --------------   --------------   --------------   --------------   --------------
     B           13,338,008.98       248,325.54             0.00         6,106.37       254,431.91    13,083,577.07     0.9641176
     C            9,035,425.53       168,220.53             0.00         4,136.57       172,357.10     8,863,068.43     0.9641176
     D            2,151,291.22        40,052.51             0.00           984.90        41,037.40     2,110,253.82     0.9641176
     E            2,323,395.08        43,256.71             0.00         1,063.69        44,320.40     2,279,074.68     0.9641176
                --------------   --------------   --------------   --------------   --------------   --------------
Total Notes     137,309,382.20     3,127,299.75             0.00        76,900.81     3,204,200.56   134,105,181.64
                --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


PRINCIPAL PAYMENT CALCULATION


                          Investor        Investor          Investor                         Supplemental
        (defined)         Monthly        Reallocated      Supplemental         Total          Percentage
          Class          Principal        Principal         Principal        Principal       of Principal
Class  Percentage          Amount           Amount           Amount            Amount         Allocated
-----  -----------      ------------     ------------     ------------      ------------     ------------
  A          82.00%     2,627,444.46             0.00        64,609.29      2,692,053.75            84.02%
  B           7.75%       248,325.54             0.00         6,106.37        254,431.91             7.94%
  C           5.25%       168,220.53             0.00         4,136.57        172,357.10             5.38%
  D           1.25%        40,052.51             0.00           984.90         41,037.40             1.28%
  E           1.35%        43,256.71             0.00         1,063.69         44,320.40             1.38%
       -----------      ------------     ------------     ------------      ------------     ------------
                        3,127,299.75             0.00        76,900.81      3,204,200.56           100.00%
       -----------      ------------     ------------     ------------      ------------     ------------


FLOOR CALCULATION

                Class      Floor Hit?     Floored
  Class         Floors       (Y/N)      Prin Amount
  -----         ------     ----------   -----------
    A                                       N/A
    B             --          No        248,325.54
    C             --          No        168,220.53
    D             --          No         40,052.51
    E             --          No         43,256.71


(Retained) Certificate Balance                   4,202,483.00
Initial OC Percentage                                    2.40%

Overcollateralization Balance (prior)            4,202,483.00
Overcollateralization Balance (current)          4,202,483.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,776,789.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
    A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
under the terms of such Notes or the Indenture when due; and,                                                             No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date,
the Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                            Event                                                            Yes/No
   ---------   ----------------------------------------------------------------------------------------------------     -------
    6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                            No
    6.01(ii)   Failure to submit Monthly Statement                                                                         No
    6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                         No
    6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                               No
    6.01(v)    Servicer files a voluntary petition for bankruptcy                                                          No
    6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days        No
    6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                   No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2000                                         452,763.61
     Investment earnings on amounts in Collection Account                                      4,090.78
     Payments due Collection Account from last 3 business days of Collection Period          503,485.30
     Servicer Advance on current Determination Date                                        1,038,983.46
     Additional Contribution for loss on termination                                               0.00
     Deposit from Reserve Account                                                            (15,907.36)
     Deposit from Letter of Credit Account                                                         0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                       1,983,415.79

Initial Unpaid Amounts inadvertently deposited in Collection Account                               0.00
  REMAINING AVAILABLE FUNDS                                                                1,983,415.79

Indemnity Payments paid inadvertently deposited in Collection Account                              0.00
  REMAINING AVAILABLE FUNDS                                                                1,983,415.79

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            0.00
     Unreimbursed Servicer Advances paid                                                           0.00
                                                                                          -------------
       Unreimbursed Servicer Advances remaining unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                                1,983,415.79

SERVICER FEES
     Servicer Fees due                                                                        78,166.88
     Servicer Fees paid                                                                       78,166.88
                                                                                          -------------
       Servicer Fees remaining unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                1,905,248.91

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     0.00
  REMAINING AVAILABLE FUNDS                                                                1,905,248.91

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                          -------------
       Indenture Trustee Fee remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                1,904,832.25

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                75,000.00
     Total Indenture Trustee Expenses paid                                                         0.00
                                                                                          -------------
       Indenture Trustee Expenses unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                1,904,832.25

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                             461,557.34
     Class A-1 Note Interest paid                                                            461,557.34
                                                                                          -------------
       Class A-1 Interest remaining unpaid                                                         0.00
     Class A-2 Note Interest due                                                             644,910.00
     Class A-2 Note Interest paid                                                            644,910.00
                                                                                          -------------
     Class A-2 Interest remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                  798,364.90

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                93,099.33
     Class B Note Interest paid                                                               93,099.33
                                                                                          -------------
       Class B Note Interest remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                  705,265.57


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                        73,947,772.21
     Class A-1 Base Principal Distribution due                                               660,857.20
     Class A-1 Base Principal Distribution Amount paid                                       660,857.20
                                                                                          -------------
       Class A-1 Base Principal Distribution remaining unpaid                                      0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                73,286,915.01

     Class A-2 Note Principal Balance as of preceding Payment Date                        99,600,000.00
     Class A-2 Base Principal Distribution due                                                     0.00
     Class A-2 Base Principal Distribution Amount paid                                             0.00
                                                                                          -------------
       Class A-2 Base Principal Distribution remaining unpaid                                      0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                   44,408.37

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                          14,052,729.00
     Class B Base Principal Distribution due                                                       0.00
     Class B Base Principal Distribution paid                                                      0.00
                                                                                          -------------
       Class B Base Principal Distribution remaining unpaid                                        0.00
       Class B Note Principal Balance after distribution on Payment Date                  14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                   44,408.37

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                           44,408.37
  REMAINING AVAILABLE FUNDS                                                                        0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                   0.00
     Remaining Indenture Trustee Expenses paid                                                     0.00
                                                                                          -------------
       Remaining Indenture Trustee Expenses unpaid                                                 0.00
  REMAINING AVAILABLE FUNDS                                                                        0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                        4,494,638.62
      Plus: Earnings for Collection Period per Section 3.04(b)                                  24,650.21
      Less: Withdrawal per Section 3.04(c)                                                     (15,907.36)
        Ending Reserve Account Balance                                                       4,535,196.19


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                         --
      Plus: Earnings for Collection Period                                                             --
      Plus: Additions from draws under Section 3.08(b)                                                 --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                              --
        Ending Letter of Credit Account Balance                                                        --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)          44,408.37
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest               44,408.37
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                         --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                        153,548.95
      Plus: Additions (Up to 1% of Initial ADCPB)                                               44,408.37
      Plus: Earnings for Collection Period                                                         673.76
      Less: Required Distributions, To Collection Account                                              --
        Ending Supplemental Interest Reserve Account Balance                                   198,631.08

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                        187,600,501.21
      ADCPB, end of Collection Period                                              186,939,644.01
                                                                                   --------------
        Base Principal Amount                                                          660,857.20

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                1,116,344.59
      Servicing Advances collected during the current Collection Period              1,116,344.59
                                                                                   --------------
        Unreimbursed Servicing Advances as of current Determination Date                     0.00


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                       187,600,501.21
      Servicer Fee Rate                                                                     0.500%
      One-twelfth                                                                            1/12
                                                                                   --------------
      Servicer Fee due current period                                                   78,166.88
      Prior Servicer Fee arrearage                                                             --
                                                                                   --------------
      Servicer Fee due                                                                  78,166.88


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                             416.67
      Prior Indenture Trustee Fee arrearage                                                  0.00
                                                                                   --------------
      Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                         0.00
      Prior Indenture Trustee Expenses arrearage                                             0.00
                                                                                   --------------
      Total Indenture Trustee Expenses due                                                   0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 0.00
                                                                                   --------------
      Total Other Amounts Due Servicer under Servicing Agreement                             0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                        Beginning                                                            Total
                      Initial           of Period        Interest         Current           Overdue        Interest
   Class              Balance            Balance           Rate        Interest Due         Interest          Due
   -----              -------           ---------        --------      ------------         --------       --------
    A-1            75,000,000.00      73,947,772.21        7.490%        461,557.34             0.00        461,557.34
    A-2            99,600,000.00      99,600,000.00        7.770%        644,910.00             0.00        644,910.00
  Class A         174,600,000.00     173,547,772.21                    1,106,467.34             0.00      1,106,467.34
     B             14,052,729.00      14,052,729.00        7.950%         93,099.33             0.00         93,099.33
                  --------------     --------------        -----       ------------             ----      ------------
Total Notes       188,652,729.00     187,600,501.21                    1,199,566.67             0.00      1,199,566.67
                  ==============     ==============                    ============             ====      ============

                      Total
                     Interest         Interest
   Class               Paid           Shortfall
   -----             --------         ---------
    A-1              461,557.34          0.00
    A-2              644,910.00          0.00
  Class A          1,106,467.34          0.00
     B                93,099.33          0.00
                   ------------          ----
Total Notes        1,199,566.67          0.00
                   ============          ====


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                       Beginning           Current                               End                 Ending
                       of Period          Principal          Principal         of Period          Certificate
   Class                Balance              Due               Paid             Balance              Factor
   -----               ---------          ---------          ---------         ---------          -----------
    A-1              73,947,772.21         660,857.20         660,857.20      73,286,915.01         0.97715887
    A-2              99,600,000.00               0.00               0.00      99,600,000.00         1.00000000
  Class A           173,547,772.21         660,857.20         660,857.20     172,886,915.01
     B               14,052,729.00               0.00               0.00      14,052,729.00         1.00000000
                    --------------     --------------     --------------     --------------     --------------
Total Notes         187,600,501.21         660,857.20         660,857.20     186,939,644.01
                    ==============     ==============     ==============     ==============

                                       Beginning                       Base Principal      Principal
                       Principal       of Period         Overdue        Distribution        Payment
                        Percent         Balance         Principal          Amount           Amount
                       ---------       ---------        ---------      --------------      ---------
Class A                  100.00%     173,547,772.21          0.00        660,857.20       660,857.20
Class B                    0.00%      14,052,729.00          0.00              0.00             0.00


Base Principal Amount:                   660,857.20
Gross Charge Off Event?                          No
Available Funds less Fees:             1,904,832.25

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                      Yes/No
                                                                                      ------

         a)       Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of
                  such Notes or the Indenture when due; and,                            No

         b)       Failure to distribute to the Noteholders (x) on any Payment
                  Date, an amount equal to the principal due on the Outstanding
                  Notes as of such Payment Date to the extent that sufficient
                  Available Funds are on deposit in the Collection Account of
                  (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
                  Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
                  Class A-2 Notes, Class B Notes, as the case may be.                   No

         c)       Failure on the part of the Trust duly to observe or perform in
                  any material respect any other Covenants or Agreements.               No

         d)       The Trust shall consent to the appointment of a Custodian,
                  Receiver, Trustee, or Liquidator, etc.                                No

         e)       The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
                  proceeding under any bankruptcy laws etc.                             No

         f)       A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
                  thereafter, etc.                                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

        Section                         Event                                         Yes/No
        -------                         -----                                         ------
        6.01(i)   Failure to make payment, deposit, transfer, or delivery
                  required                                                              No

        6.01(ii)  Failure to submit Monthly Statement                                   No

        6.01(iii) Failure to Observe Covenants or Agreements in Transaction
                  Documents                                                             No

        6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.         No

        6.01(v)   Servicer files a voluntary petition for bankruptcy                    No

        6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                 No

        6.01(vii) Assignment by Servicer to a delegate its rights under
                  Servicing Agreement                                                   No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                                     181,793,375.09             97.25%
                       31 - 60 days past due                                                         4,752,067.03              2.54%
                       61 - 90 days past due                                                           346,322.50              0.19%
                       91+ days past due                                                                47,879.40              0.03%
                                                                                                   --------------
                                                                                                   186,939,644.01


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                             244,917.35
                       Total Defaulted Contracts                                                                               0.00
                      Recoveries from Reserve Account for Current Period                                                 260,824.71
                        Total Recoveries from Reserve Account                                                                  0.00
                      Net Remaining Defaulted                                                                                  0.00
                      Recoveries from Source Recourse (Up to Available Source Recourse)
                      Recoveries from Draw on Letter of Credit Account


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                           19,238,909.32
                      Beginning % available under 10% limited recourse                                                       9.8727%
                      Current months buy backs under 10% limited recourse obligation                                     244,917.35
                      Cumulative amount bought back under 10% limited recourse obligation                                244,917.35
                      Cumulative % bought back under 10% limited recourse obligation                                         0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                                      20,000,000.00
                      Amount of step down in the Letters of Credit                                                             0.00
                      Ending Value of the 2 Letters of Credit                                                         20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                             (NO/YES)
                                                                                                                         --------
                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):               No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)                        No
                      Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                       No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                    No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                            No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2000


GROSS CHARGE EVENT CALCULATION:                                                  Result
                                                                                 ------
                      Defaulted Contracts Current Period
                      Total Defaulted Contracts Prior Period                       0.00%
                      Total Initial ADCPB                                          0.00%
                                                                                  -----
                         % Total Defaulted                                            0.00%
                      Maximum Allowed                                             10.00%

Gross Charge Off Event:                                                                      No

                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000

Available Amount to Note Holders:                                                                 6,750,120.51
Reserve Account balance, beginning                                                                2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                     561,133.29
             (b) Servicer Fees from current and prior Collection Period                              86,087.68
             (c) Servicing Charges inadvertantly deposited in Collection Account                            --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                269,628.55
             Class A-2 Note Interest                                                                187,402.40
             Class A-3 Note Interest                                                                331,472.77
             Class A-4 Note Interest                                                                217,539.77
(vii)      Class B Note Interest                                                                    141,507.93
(viii)     Class C Note Interest                                                                     89,603.48
(ix)       Class D Note Interest                                                                     41,924.23

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                              4,741,588.76
             Class A-2 Principal Distribution Amount                                                        --
             Class A-3 Principal Distribution Amount                                                        --
             Class A-4 Principal Distribution Amount                                                        --
(xi)       Class B Base Principal Distribution Amount                                                       --
(xii)      Class C Base Principal Distribution Amount                                                       --
(xiii)     Class D Base Principal Distribution Amount                                                       --
(xv)       Class E Note Interest                                                                     27,309.94
(xvi)      Class E Principal Distribution Amount                                                            --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                     0.00
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)       Remaining Amount to Residual Holder                                                       54,505.04


Reserve Account balance, ending                                                                   2,114,952.31

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                     11,605.08

           Reviewed By:



           --------------------------------------------------------------------
           SANDY B. HO
           EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000

AVAILABLE FUNDS
  Collection Account balance, as of July 31, 2000                                                1,671,188.57
  Investment earnings on amounts in Collection Account                                              16,794.81
  Payments due Collection Account from last 3 business days of Collection Period                 1,460,187.28
  Additional contribution for terminated trade-ups and rebooked leases                                   --
  Servicer Advance on current Determination Date                                                 3,601,949.85
                                                                                               --------------
  AVAILABLE FUNDS ON PAYMENT DATE                                                                6,750,120.51
  Reserve Account balance                                                                        2,114,952.31
                                                                                               --------------
  TOTAL AVAILABLE FUNDS                                                                          8,865,072.82

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                     --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                       8,865,072.82

Indemnity Payments paid inadvertantly deposited in Collection Account                                    --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                       8,865,072.82

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                               561,133.29
  Unreimbursed Servicer Advances paid                                                              561,133.29
                                                                                               --------------
    Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                       8,303,939.53

SERVICER FEES
  Servicer Fees due                                                                                 86,087.68
  Servicer Fees paid                                                                                86,087.68
                                                                                               --------------
    Servicer Fees remaining unpaid                                                                       --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                       8,217,851.85

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                       8,217,851.85

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                            416.67
  Indenture Trustee Fee paid                                                                           416.67
                                                                                               --------------
    Indenture Trustee Fee remaining unpaid                                                               --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                       8,217,435.18

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
  Total Indenture Trustee Expenses due                                                                   --
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                               --------------
    Total Indenture Trustee Expenses paid                                                                --
                                                                                               --------------
    Indenture Trustee Expenses unpaid                                                                    --
 REMAINING AVAILABLE FUNDS                                                                       8,217,435.18

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest                                                                         269,628.55
   Class A-2 Note Interest                                                                         187,402.40
   Class A-3 Note Interest                                                                         331,472.77
   Class A-4 Note Interest                                                                         217,539.77
     Total Class A Interest due                                                                  1,006,043.49
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      7,211,391.70

CLASS B NOTE INTEREST
   Class B Note Interest due                                                                       141,507.93
   Class B Note Interest paid                                                                      141,507.93
                                                                                               --------------
     Class B Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      7,069,883.76

CLASS C NOTE INTEREST
   Class C Note Interest due                                                                        89,603.48
   Class C Note Interest paid                                                                       89,603.48
                                                                                               --------------
     Class C Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,980,280.28

CLASS D NOTE INTEREST
   Class D Note Interest due                                                                        41,924.23
   Class D Note Interest paid                                                                       41,924.23
                                                                                               --------------
     Class D Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,938,356.05

CLASS A BASE PRINCIPAL DISTRIBUTION
   Class A Base Principal Distribution Amount due                                                4,627,790.63
   Class A Note Principal Balance as of preceding Payment Date                                 159,552,742.75
                                                                                               --------------
   Class A Base Principal Distribution Amount paid                                               4,627,790.63
                                                                                               --------------
     Class A Base Principal Distribution Amount remaining unpaid                                         --
   Class A-1 Note Principal Balance as of preceding Payment Date                                45,133,822.75
   Class A-1 Base Principal Distribution Amount paid                                             4,627,790.63
                                                                                               --------------
     Class A-1 Note Principal Balance after distribution                                        40,506,032.13
                                                                                               --------------
  Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                               --------------
   Class A-2 Note Principal Balance as of preceding Payment Date                                29,609,332.00
   Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
     Class A-2 Note Principal Balance after distribution                                        29,609,332.00
  Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                               --------------
   Class A-3 Note Principal Balance as of preceding Payment Date                                51,393,341.00
   Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
     Class A-3 Note Principal Balance after distribution                                        51,393,341.00
  Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                               --------------
   Class A-4 Note Principal Balance as of preceding Payment Date                                33,416,247.00
   Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
     Class A-4 Note Principal Balance after distribution                                        33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000

CLASS B BASE PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance as of preceding Payment Date                                  21,149,523.00
   Class B Base Principal Distribution due                                                               --
   Class B Base Principal Distribution paid                                                              --
                                                                                               --------------
     Class B Base Principal Distribution remaining unpaid                                                --
     Class B Note Principal Balance after distribution on Payment Date                          21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

CLASS C BASE PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance as of preceding Payment Date                                  12,689,714.00
   Class C Base Principal Distribution due                                                               --
   Class C Base Principal Distribution paid                                                              --
                                                                                               --------------
     Class C Base Principal Distribution remaining unpaid                                                --
     Class C Note Principal Balance after distribution on Payment Date                          12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

CLASS D BASE PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance as of preceding Payment Date                                   4,229,905.00
   Class D Base Principal Distribution due                                                               --
   Class D Base Principal Distribution paid                                                              --
                                                                                               --------------
     Class D Base Principal Distribution remaining unpaid                                                --
     Class D Note Principal Balance after distribution on Payment Date                           4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
   Class A-1 Note Principal Balance after Base Principal                                        40,506,032.13
   Class A-1 Reallocated Principal Distribution                                                          --
                                                                                               --------------
     Class A-1 Note Principal Balance after Reallocation                                        40,506,032.13
  Remaining Available Funds                                                                      2,310,565.42
                                                                                               --------------
   Class A-2 Note Principal Balance after Base Principal                                        29,609,332.00
   Class A-2 Reallocated Principal Distribution                                                          --
                                                                                               --------------
     Class A-2 Note Principal Balance after Reallocation                                        29,609,332.00
  Remaining Available Funds                                                                      2,310,565.42
                                                                                               --------------
   Class A-3 Note Principal Balance after Base Principal                                        51,393,341.00
   Class A-3 Reallocated Principal Distribution                                                          --
                                                                                               --------------
     Class A-3 Note Principal Balance after Reallocation                                        51,393,341.00
  Remaining Available Funds                                                                      2,310,565.42
                                                                                               --------------
   Class A-4 Note Principal Balance after Base Principal                                        33,416,247.00
   Class A-4 Reallocated Principal Distribution                                                          --
                                                                                               --------------
     Class A-4 Note Principal Balance after Reallocation                                        33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance after Base Principal                                          21,149,523.00
   Class B Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
     Class B Note Principal Balance after Reallocation                                          21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance after Base Principal                                          12,689,714.00
   Class C Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
     Class C Note Principal Balance after Reallocation                                          12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance after Base Principal                                           4,229,905.00
   Class D Reallocated Principal Distribution paid                                                       --
     Class D Note Principal Balance after Reallocation                                           4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                      2,310,565.42

CLASS E NOTE INTEREST
   Class E Note Interest due                                                                        27,309.94
   Class E Note Interest paid                                                                       27,309.94
                                                                                               --------------
     Class E Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      2,283,255.48

CLASS E BASE PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance as of preceding Payment Date                                   4,124,157.00
   Class E Base Principal Distribution due                                                               --
   Class E Base Principal Distribution paid                                                              --
                                                                                               --------------
     Class E Base Principal Distribution remaining unpaid                                                --
     Class E Note Principal Balance after distribution on Payment Date                           4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                      2,283,255.48

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance after Base Principal                                           4,124,157.00
   Class E Reallocated Principal Distribution paid                                                       --
     Class E Note Principal Balance after Reallocation                                           4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                      2,283,255.48

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class A-1 Note Principal Balance after Reallocated Principal                                 40,506,032.13
   Class A-1 Supplemental Principal Distribution                                                   113,798.13
                                                                                               --------------
     Class A-1 Note Principal Balance after Supplemental                                        40,392,234.00
  Remaining Available Funds                                                                      2,169,457.35
                                                                                               --------------
   Class A-2 Note Principal Balance after Reallocated Principal                                 29,609,332.00
   Class A-2 Supplemental Principal Distribution                                                         --
                                                                                               --------------
     Class A-2 Note Principal Balance after Supplemental                                        29,609,332.00
  Remaining Available Funds                                                                      2,169,457.35
                                                                                               --------------
   Class A-3 Note Principal Balance after Reallocated Principal                                 51,393,341.00
   Class A-3 Supplemental Principal Distribution                                                         --
                                                                                               --------------
     Class A-3 Note Principal Balance after Supplemental                                        51,393,341.00
  Remaining Available Funds                                                                      2,169,457.35
                                                                                               --------------
   Class A-4 Note Principal Balance after Reallocated Principal                                 33,416,247.00
   Class A-4 Supplemental Principal Distribution                                                         --
                                                                                               --------------
     Class A-4 Note Principal Balance after Supplemental                                        33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      2,169,457.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class B Note Principal Balance after Reallocated Principal                                   21,149,523.00
   Class B Supplemental Principal Distribution paid                                                      --
                                                                                               --------------
     Class B Note Principal Balance after Supplemental                                          21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                      2,169,457.35

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class C Note Principal Balance after Reallocated Principal                                   12,689,714.00
   Class C Supplemental Principal Distribution paid                                                      --
                                                                                               --------------
     Class C Note Principal Balance after Supplemental                                          12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                      2,169,457.35

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class D Note Principal Balance after Reallocated Principal                                    4,229,905.00
   Class D Supplemental Principal Distribution paid                                                      --
                                                                                               --------------
     Class D Note Principal Balance after Supplemental                                           4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                      2,169,457.35

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
   Class E Note Principal Balance after Reallocated Principal                                    4,124,157.00
   Class E Supplemental Principal Distribution paid                                                      --
                                                                                               --------------
     Class E Note Principal Balance after Supplemental                                           4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                      2,169,457.35

RESERVE FUND
   Required Reserve Fund Amount                                                                  2,114,952.31
   Reserve Account Balance, Ending                                                               2,114,952.31
   Reserve Account Deposit/(Withdrawal)                                                                  0.00
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                         54,505.04

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
   Indenture Trustee Expenses unpaid per above                                                           --
   Remaining Indenture Trustee Expenses paid                                                             --
                                                                                               --------------
     Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                         54,505.04

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                          54,505.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                                           206,610,431.89
   ADCPB, end of Collection Period                                                                 201,868,843.14
                                                                                                  ---------------
     Base Principal Amount                                                                           4,741,588.76

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                                   3,569,041.93
   Servicing Advances collected during the current Collection Period                                 3,007,908.64
                                                                                                  ---------------
     Unreimbursed Servicing Advances as of current Determination Date                                  561,133.29


CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                                          206,610,431.89
   Servicer Fee Rate                                                                                        0.500%
   One-twelfth                                                                                               1/12
                                                                                                  ---------------
   Servicer Fee due current period                                                                      86,087.68
   Prior Servicer Fee arrearage                                                                              --
                                                                                                  ---------------
   Servicer Fee due                                                                                     86,087.68

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                                416.67
   Prior Indenture Trustee Fee arrearage                                                                     --
                                                                                                  ---------------
   Total Indenture Trustee Fee due                                                                         416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                                            --
   Prior Indenture Trustee Expenses arrearage                                                                --
                                                                                                  ---------------
   Total Indenture Trustee Expenses due                                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                                     --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                    --
                                                                                                  ---------------
   Total Other Amounts Due Servicer under Servicing Agreement                                                --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
   Current                                                                      200,219,414.68              97.42%
     31 - 60 days past due                                                        4,080,719.93               1.99%
     61 - 90 days past due                                                        1,121,582.52               0.55%
     91+ days past due                                                              107,704.72               0.05%
                                                                                --------------
                                                                                205,529,421.85

GROSS CHARGE OFF
   ADCPB of All Defaulted Contracts                                                                     12,960.59
   Less Recoveries                                                                                       2,894.11
                                                                                                  ---------------
   Total Charge Offs for the period                                                                     10,066.48

   End of Month ADCPB                                                                              201,868,843.14
   Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                          0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                 Initial          of Period            Interest                     Interest
   Class         Balance           Balance               Rate       Interest Due      Paid
   -----         -------          ---------            --------     ------------    --------

    A-1         50,018,622.00      45,133,822.75         6.938%      269,628.55     269,628.55
    A-2         29,609,332.00      29,609,332.00         7.350%      187,402.40     187,402.40
    A-3         51,393,341.00      51,393,341.00         7.490%      331,472.77     331,472.77
    A-4         33,416,247.00      33,416,247.00         7.560%      217,539.77     217,539.77
               --------------     --------------          ----     ------------   ------------
  Class A      164,437,542.00     159,552,742.75          7.32%    1,006,043.49   1,006,043.49
               --------------     --------------          ----     ------------   ------------
     B          21,149,523.00      21,149,523.00         7.770%      141,507.93     141,507.93
     C          12,689,714.00      12,689,714.00         8.200%       89,603.48      89,603.48
     D           4,229,905.00       4,229,905.00        11.510%       41,924.23      41,924.23
     E           4,124,157.00       4,124,157.00         7.690%       27,309.94      27,309.94
               --------------     --------------          ----     ------------   ------------
Total Notes    206,630,841.00     201,746,041.75          7.52%    1,306,389.07   1,306,389.07
               --------------     --------------          ----     ------------   ------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning          (Monthly)      (Reallocated)  (Supplemental)     Total             End          Ending
                of Period          Principal        Principal      Principal      Principal        of Period     Certificate
   Class         Balance             Paid             Paid            Paid           Paid           Balance        Factor
   -----        ---------          ---------       ------------  --------------   ---------        ----------    -----------

    A-1         45,133,822.75       4,627,790.63           0.00      113,798.13   4,741,588.76     40,392,234.00   0.8075439
    A-2         29,609,332.00               0.00           0.00            0.00           0.00     29,609,332.00   1.0000000
    A-3         51,393,341.00               0.00           0.00            0.00           0.00     51,393,341.00   1.0000000
    A-4         33,416,247.00               0.00           0.00            0.00           0.00     33,416,247.00   1.0000000
               --------------       ------------           ----      ----------   ------------    --------------
  Class A      159,552,742.75       4,627,790.63           0.00      113,798.13   4,741,588.76    154,811,154.00
               --------------       ------------           ----      ----------   ------------    --------------
     B          21,149,523.00               0.00           0.00            0.00           0.00     21,149,523.00   1.0000000
     C          12,689,714.00               0.00           0.00            0.00           0.00     12,689,714.00   1.0000000
     D           4,229,905.00               0.00           0.00            0.00           0.00      4,229,905.00   1.0000000
     E           4,124,157.00               0.00           0.00            0.00           0.00      4,124,157.00   1.0000000
               --------------       ------------           ----      ----------   ------------    --------------
Total Notes    201,746,041.75       4,627,790.63           0.00      113,798.13   4,741,588.76    197,004,453.00
               --------------       ------------           ----      ----------   ------------    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


PRINCIPAL PAYMENT CALCULATION

                               Investor        Investor       Investor                     Supplemental
               (defined)        Monthly       Reallocated    Supplemental      Total        Percentage
                 Class         Principal       Principal       Principal     Principal     of Principal
   Class       Percentage        Amount          Amount         Amount         Amount        Allocated
   -----       ----------      ---------      -----------    ------------    ---------     -----------

     A           77.75%       4,627,790.63         0.00      113,798.13   4,741,588.76          79.66%
     B           10.00%               0.00         0.00            0.00           0.00          10.25%
     C            6.00%               0.00         0.00            0.00           0.00           6.15%
     D            2.00%               0.00         0.00            0.00           0.00           2.05%
     E            1.95%               0.00         0.00            0.00           0.00           2.00%
                 -----        ------------         ----      ----------   ------------          -----
                              4,627,790.63         0.00      113,798.13   4,741,588.76         100.10%
                              ------------         ----      ----------   ------------          -----



FLOOR CALCULATION

                  Class           Floor Hit?        Floored
   Class          Floors            (Y/N)         Prin Amount
   -----          ------          ----------      -----------
     A                                                N/A
     B             --                 No               --
     C             --                 No               --
     D             --                 No               --
     E             --                 No               --



(Retained) Certificate Balance      4,864,390.14
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)              4,864,390.14
Overcollateralization Balance (current)            4,864,390.14
Cumulative Loss Amount                                     0.00
Available Funds+Collection Account-Servicing       8,217,435.18

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                          Yes/No
                                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                       Event                                                                 Yes/No
     --------                                      -----                                                                 ------

     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No